UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 3, 2003
                Date of Report (Date of earliest reported event)

                          QUICK-MED TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)

                                     0-27545
                            (Commission File Number)

                                   98-0204736
                        (IRS Employer Identification No.)

                  3427 SW 42nd Way, Gainesville, Florida 32608
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               (Address of principal executive offices) (Zip Code)

                                 (352) 379-0611
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               Registrant's telephone number, including area code

                                (Not Applicable)
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          (Former name or former address, if changed since last report)

ITEM 5.  Other Events

On September 30th, the Company accepted the resignation and removed our then general counsel and director Michael Karsch from office after learning that he had been indicted that day on alleged violations unrelated to the Company. The Company concurrently obtained outside counsel to review legal matters including certain transactions relating to a dispute we had with Euro Atlantic
Capital ("EAC") in which Mr. Karsch had been involved. Based upon this review, the board of directors have determined that material disclosure issues exist concerning, among other things, the propriety of EAC's activities in raising capital for the Company and in EAC's direct involvement with the Company's initial public offering ("IPO") prior to the merger of Quick-Med Technologies, Inc. and Above Average Investments, Ltd. ("AAI").

On about February 26, 2002, the Company filed a Form 8-K with the U.S. Securities and Exchange Commission disclosing a change in control following the merger of Quick-Med Technologies, Inc., with AAI. On about February 27, 2002, the Company filed a Prospectus Supplement with the SEC disclosing the "reconfirmation" of the prior investments that were made by the purchasers of our IPO.

Based upon its recent review of these matters, the Company has significant concerns as to whether a bona fide IPO was in fact completed by AAI prior to the merger. The Company also believes that inaccurate or incomplete information may have been filed with the SEC relating to EAC's true relationship with the Company, its financing activities on behalf of the Company and its intended or actual secondary market trading activities in the Company's common stock.

The Company has informed the SEC of its concerns relating to these matters and has requested that a trading of the Company's stock on the over-the-counter market be temporarily suspended pending the completion of the Company's internal investigation. The Company does not believe that the investigation will require the cessation of or material changes in the Company's day-to-day business operation. The Company plans to complete the investigation expeditiously. The Company intends to continue its regular and ordinary business activities and to take whatever corrective actions are deemed necessary to remedy any past violations that may have occurred. However, no assurance can be given that related investigations and corrective actions will not have a materially adverse effect on our future business operations and financial condition.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quick-Med Technologies, Inc.

Dated: November 3, 2003


/s/ Michael R. Granito
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Michael R. Granito, Chairman

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